UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 24, 2026

Date of Report (date of earliest event reported)

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices and Zip Code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2026, Micron Technology, Inc. ("Micron" or the “Company”) announced that Manish Bhatia, 54, the Company’s current Executive Vice President, Global Operations, has been appointed as President and Chief Operating Officer of the Company and that Dr. Scott DeBoer, 60, the Company’s current Executive Vice President, Chief Technology and Products Officer, has been appointed President and Chief Technology and Products Officer of the Company, effective immediately.

Mr. Bhatia has led the Company’s global operations since joining Micron in 2017, overseeing manufacturing and factory construction, supply chain, procurement, quality, information technology, artificial intelligence and global government affairs. Dr. DeBoer joined Micron in 1995 and has served in a variety of technical and managerial roles, most recently leading the Company’s global technology development and engineering efforts. For additional biographical information of Mr. Bhatia and Dr. DeBoer, refer to the section titled “Information About Our Executive Officers” in the Company’s Annual Report on Form 10-K filed on October 3, 2025.

There are no family relationships between either of Mr. Bhatia or Dr. DeBoer and any of the Company’s directors or executive officers and neither has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between either Mr. Bhatia or Dr. DeBoer and any other persons pursuant to which such person was selected as an executive officer. There are no changes to the compensation arrangements for either Mr. Bhatia or Dr. DeBoer at this time.

On August 26, 2026, the Company also announced that Sumit Sadana has transitioned from his role as the Company’s Executive Vice President and Chief Business Officer to the role of Senior Advisor to the CEO.

A copy of the press release related to this announcement is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2026	MICRON TECHNOLOGY, INC.

	By:	/s/ Michael Ray
	Name:	Michael Ray
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary